Exhibit 10.2 Execution Version THIRD AMENDMENT TO ABL CREDIT AGREEMENT This THIRD AMENDMENT TO ABL CREDIT AGREEMENT, dated as of December 19, 2022 (this “Amendment”), is by and among BIG RIVER STEEL LLC, a Delaware limited liability company (the “Borrower”), BRS INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) under the Loan Documents, and each Lender party hereto. WHEREAS, reference is hereby made to the ABL Credit Agreement, dated as of August 23, 2017 (as amended by that certain First Amendment to ABL Credit Agreement dated as of September 10, 2020 and that certain Second Amendment to ABL Credit Agreement dated as of July 23, 2021, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Existing Credit Agreement or the Credit Agreement, as the context may require), among the Borrower, Holdings, the Administrative Agent, the Collateral Agent and the Lenders party thereto; WHEREAS, pursuant to Section 10.01 of the Existing Credit Agreement, Holdings, the Borrower and the Required Lenders party hereto desire to amend the Existing Credit Agreement for certain purposes; WHEREAS, subject to the terms and conditions set forth herein, all of the Lenders on the signature pages hereto, by executing and delivering a counterpart to this Amendment in accordance with Section 3 hereto, shall be deemed to have consented to the amendments set forth in Section 1 hereof; NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendments. (a) On the Amendment Effective Date, Schedule 1.01(3) (ESG KPI Requirements) to the Existing Credit Agreement is hereby amended and restated in its entirety and replaced with Schedule 1.01(3) to the Credit Agreement in the form attached hereto as Annex A. Section 2. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date upon which all such conditions are satisfied being the “Amendment Effective Date”): (a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) Holdings, (B) the Borrower, (C) each other Loan Party and (D) the Required Lenders.

2 Section 3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or electronic PDF shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable. Section 4. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, and this Amendment and the Existing Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document. [Signature pages follow.]

[Signature Page to Third Amendment to ABL Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to ABL Credit Agreement to be duly executed as of the date first above written. BIG RIVER STEEL LLC, as the Borrower By: /s/ Arne S. Jahn Name: Arne S. Jahn Title: Treasurer BRS INTERMEDIATE HOLDINGS LLC, as Holdings By: /s/ Arne S. Jahn Name: Arne S. Jahn Title: Treasurer BRS FINANCE CORP. By: /s/ Arne S. Jahn Name: Arne S. Jahn Title: Treasurer

[Signature Page to Third Amendment to ABL Credit Agreement] GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and a Lender By: /s/ Thomas Manning Name: Thomas Manning Title: Authorized Signatory

[Signature Page to Third Amendment to ABL Credit Agreement] ING CAPITAL LLC, as a Lender By: /s/ Jeff Chu Name: Jeff Chu Title: Director By: /s/ Michael Chen Name: Michael Chen Title: Director

[Signature Page to Third Amendment to ABL Credit Agreement] First Security Bank, as a Lender By: /s/ Brad Edwards Name: Brad Edwards Title: President

[Signature Page to Third Amendment to ABL Credit Agreement] Bank of America, N.A. as a Lender By: /s/ Matthew Bourgeois Name: Matthew Bourgeois Title: Senior Vice President

[Signature Page to Third Amendment to ABL Credit Agreement] WELLS FARGO BANK, N.A., as a Lender By: /s/ William H. Talbot Name: William H. Talbot Title: Director

[Signature Page to Third Amendment to ABL Credit Agreement] FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender By: /s/ Alan G. Lilienthal Name: Alan G. Lilienthal Title: Vice President

[Signature Page to Third Amendment to ABL Credit Agreement] Truist Bank, as a Lender By: /s/ Peter Daly Name: Peter Daly Title: Director

[Signature Page to Third Amendment to ABL Credit Agreement] BMO HARRIS BANK, N.A., as a Lender By: /s/ Quinn Heiden Name: Quinn Heiden Title: Managing Director

ANNEX A Schedule 1.01(3) ESG KPI Requirements (Omitted)